Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

19. SUBSEQUENT EVENTS

In February 2012, Beijing Technology established QingYun (Tianjin) Financial Management Co., Ltd. (“Tianjin QingYun”), a wholly-owned subsidiary with registered capital of RMB10 million. Tianjin QingYun will primarily engage in provision of management’s services.

In December 2011, Fuzhou NetQin passed a shareholders’ resolution in deregistering Fuzhou NetQin and Fuzhou NetQin was formally deregistered in February 2012.

In March 2012, the Board of Directors passed a resolution in changing the name of the Company from NetQin Mobile Inc. to NQ Mobile Inc. This resolution is subject to approval in extraordinary general meeting to be held in April 2012.